UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest	Commission File Number 000-26076
event reported) June 23, 2008

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Hunt Valley, MD  21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINCLAIR BROADCAST GROUP, INC.

Item 7.01 Regulation FD Disclosure.

On June 23, 2008, our wholly owned subsidiary, Sinclair Television of Charleston, Inc. entered into an asset purchase agreement (the “WTVR-TV Purchase Agreement”) with Raycom Media, Inc., Elcom of Virginia, LLC and Elcom of Virginia License Subsidiary, LLC (collectively “Raycom Media”) pursuant to which we will acquire WTVR-TV in Richmond, Virginia for $85.0 million in cash.

On June 23, 2008, our wholly owned subsidiaries, Sinclair Television of Charleston, Inc. and WRLH Licensee, LLC entered into an asset purchase agreement (the “WRLH-TV License Purchase Agreement” and together with the WTVR-TV Purchase Agreement, the “Purchase Agreements”) with Carma Broadcasting, LLC pursuant to which we will sell the license and programming assets of WRLH-TV in Richmond, Virginia. We will retain the other assets of WRLH-TV and will provide sales and other non-programming related services to the station under an outsourcing agreement.

The Purchase Agreements contain customary representations and warranties, closing and termination provisions.  The closings of the Purchase Agreements are subject to the satisfaction of a number of customary conditions, including receiving regulatory approval of the Federal Communications Commission and, in the case of the WTVR-TV Purchase Agreement, the Department of Justice and are expected to close within the next year.  Closing of the WTVR-TV Purchase Agreement is contingent upon the closing of the WRLH-TV License Purchase Agreement.  Either the buyer or the seller has the right to terminate the WRLH-TV License Purchase Agreement if the closing does not occur on or before June 23, 2010. Either the buyer or the seller has the right to terminate the WTVR-TV Purchase Agreement if the closing does not occur on or before June 23, 2009.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.  The information contained herein and in the attached exhibit are furnished under this Item 7.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit related to Item 7.01 shall be deemed to be furnished and not filed.

Exhibit 99.1 Sinclair Press Release (dated June 24, 2008) Sinclair to Purchase WTVR-TV and Sell WRLH-TV in Richmond-Petersburg, VA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Vice President / Chief Accounting Officer

Dated: June 27, 2008